Exhibit 10.41

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT is entered into as of February 26, 2002, by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), Atlantic Express Transportation Corp., a New York corporation, Amboy Bus Co., Inc., a New York corporation, Atlantic-Chittenango Real Property Corp., a New York corporation, Atlantic-Conn Transit, Inc., a Connecticut corporation, Atlantic Express Coachways, Inc., a New Jersey corporation, Atlantic-Hudson, Inc., a New York corporation, Atlantic Medford, Inc., a New York corporation, Atlantic Paratrans, Inc., a New York corporation, Atlantic Paratrans of Kentucky, a Kentucky corporation, Block 7932, Inc., a New York corporation, Atlantic Express of Missouri, a Missouri corporation, Atlantic Express of Pennsylvania, a Delaware corporation, Brookfield Transit, Inc., a New York corporation, Courtesy Bus Co., Inc., a New York corporation, GVD Leasing, Inc., a New York corporation, 180 Jamaica Corp., a New York corporation, K. Corr, Inc., a New York corporation, Jersey Business Land Co., Inc., a New Jersey corporation, Merit Transportation, Inc., a New York corporation, Metropolitan Escort Service, Inc., a New York corporation, Midway Leasing, Inc., a New York corporation, Raybern Bus Service, Inc., a New York corporation, Raybern Capital Corp., a New York corporation, Raybern Equity Corp., a New York corporation, Staten Island Bus, Inc., a New York corporation, Atlantic Express of L.A., Inc., a New York corporation, Central New York Coach Sales and Service, Inc., a New York corporation, Jersey Bus Sales, Inc., a New Jersey corporation, Atlantic Paratrans of Colorado, Inc., a Colorado corporation, Atlantic Paratrans of Pennsylvania, Inc., a Pennsylvania corporation, Atlantic Express of New Jersey, a New Jersey corporation, Atlantic Paratrans of Arizona, an Arizona corporation, Temporary Transit Service, Inc., a New York corporation, 201 West Sotello Realty, Inc., a California corporation, Atlantic Transit, Corp., a New York corporation, Airport Service, Inc., a Massachusetts corporation, Atlantic Express New England, Inc., a Massachusetts corporation, Atlantic Express of California, Inc., a California corporation, Atlantic Express of Illinois, an Illinois corporation, Atlantic Express of South Carolina, Inc., a South Carolina corporation, Fiore Bus Service, Inc., a Massachusetts corporation, Groom Transportation, Inc., a Massachusetts corporation, James McCarty Limo Service, Inc., a Massachusetts corporation, McIntire Transportation, Inc., a Massachusetts corporation, Mountain Transit, Inc., a Vermont corporation, R. Fiore Bus Service, Inc., a Massachusetts corporation, Robert L. McCarthy & Son, Inc., a Massachusetts corporation, T-NT Bus Service, Inc., a New York corporation, Transcomm, Inc., a Massachusetts corporation, Winsale, Inc., a New Jersey corporation, Wrightholm Bus Line, Inc., a Vermont corporation (each individually, an "Existing Borrower" and any two or more collectively, "Existing Borrowers"), and Atlantic Paratrans of NYC, Inc., a New York corporation ("Paratrans of NYC", and together with the Existing Borrowers, hereinafter collectively referred to as "Borrowers"). Capitalized terms not defined herein shall have the meanings given to such term in the Loan Agreement (as defined below).


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                                R E C I T A L S:

      WHEREAS, (i) Existing Borrowers, Atlantic Express Transportation Corp., a New York corporation (the "Parent"), and Lender are parties to that certain Loan and Security Agreement, dated December 22, 2000, as amended to date (the "Loan Agreement"), pursuant to which Lender has made and may continue to make loans and other financial accommodations to Borrowers, and (ii) each Existing Borrower is a party to the Guarantee dated December 22, 2000 (the "Borrower Guarantee"), to guarantee to Lender the payment and performance of each other Borrower's obligations to Lender;

      WHEREAS, Paratrans of NYC is a wholly owned subsidiary of Parent acquired by Parent since the date of the Loan Agreement;

      WHEREAS, under the Loan Agreement Parent is permitted to acquire a new subsidiary only if such subsidiary becomes a "Borrower" under the Loan Agreement and grants to Lender a first priority security interest in certain of its property;

      WHEREAS, Existing Borrowers have requested Lender, and Lender is willing to agree, on the terms and conditions hereof, to amend the Loan Agreement and the other Financing Agreements to include Paratrans of NYC as a "Borrower" thereunder and to provide for additional borrowing availability based upon certain eligible assets of Paratrans of NYC; and

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto do hereby agree as follows:

      1. Additional Borrower.

      Paratrans of NYC hereby joins in and becomes a party to the Loan Agreement as a Borrower and, as a Borrower, hereby joins in and becomes a party to each other Financing Agreement to which the Borrowers are parties (including, without limitation, the Borrower Guarantee), and Paratrans of NYC hereby assumes and agrees to be bound by and to perform and discharge each of the Obligations and each other duty, covenant, agreement, liability, and obligation of the Borrowers under the Loan Agreement and the Financing Agreements, in each case with the same effect as if Paratrans of NYC had been named as a Borrower in and had executed and delivered the Loan Agreement and such other Financing Agreements. All references in any of the Financing Agreements to the terms "Borrowers", "Debtors", us, we", "our" or any other term referring to the same shall be deemed and each such reference is hereby amended to mean and include Paratrans of NYC.

      2. Acknowledgment. Each of the Borrowers (including, without limitation, Paratrans of NYC) hereby acknowledges, confirms and agrees that Existing Borrowers are indebted to Lender for Obligations as of the close of business on January 31, 2001, in respect of the loans and other credit accommodations made pursuant to the Financing Agreements in the


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aggregate principal amount of approximately $124,552,942, together with interest accrued and accruing thereon, and together with costs, expenses, fees (including attorneys' fees and legal expenses) and other charges now or hereafter owed by Existing Borrowers to Lender, all of which are unconditionally owing by Existing Borrowers to Lender, without offset, defense or counterclaim of any kind, nature and description whatsoever.

      3. Conditions Precedent. The agreements set forth herein shall not be effective unless and until each of the following conditions precedent is satisfied as determined by Lender:

      (a) each of the Borrowers shall have executed and delivered to Lender this Amendment;

      (b) Lender shall have received evidence that the collateral agent for the Senior Notes has a valid and perfected security interest in and lien on the assets of Paratrans of NYC;

      (c) Lender shall have received evidence, including, without limitation, lien and title searches in form and substance satisfactory to Lender, that after giving effect to the amendments affected hereby, and the consummation of the other transactions contemplated hereby, Lender has a valid and perfected first priority security interest in and lien on the Collateral and any other property which is intended to be security for the Obligations;

      (d) Borrowers shall have delivered to Lender copies of requisite corporate action and proceedings in connection with this Amendment, in form and substance satisfactory to Lender and, where requested by Lender or Lender's counsel, certified by appropriate corporate officers or governmental authorities;

      (e) Lender shall have received from Paratrans of NYC evidence of insurance and loss payee endorsements required under the Financing Agreements, in form and substance acceptable to Lender, and certificates of insurance policies and/or endorsements naming Lender as loss payee;

      (f) Lender shall have received, in form and substance satisfactory to Lender, all such consents, acknowledgments, amendments and other agreements from third parties which Lender may deem necessary or desirable in order to permit, protect and perfect, and/or to assure the continuing full force and effectiveness of, after giving effect to amendment and agreements contained in this Amendment, (i) Lender's security interests in and liens on the Collateral or any other property which is intended to be security for the Obligations, and
(ii) any consents or agreements with which Lender has been provided, or which have been made in Lender's favor or for Lender's benefit at any time in connection with the financing provided by Lender pursuant to the Financing Agreements;

      (g) Lender shall have received an opinion or opinions of counsel, in form and substance and from counsel satisfactory to Lender, covering such matters relating to this


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Amendment, the transactions contemplated hereby, and the other Financing
Agreements and such other matters as Lender shall request;

      (h) each of the representations and warranties of Borrowers set forth in the Loan Agreement and each of the other Financing Agreements is true and correct in all material respects as of such date; and

      (i) immediately prior to, and immediately after giving effect to, the amendments and agreements set forth herein, there shall exist no Event of Default or event or condition which, with the giving of notice or the passage of time or both, would constitute an Event of Default.

      4. Expenses. Each of the Borrowers confirms that under the Loan Agreement, it shall pay Lender's attorneys' fees and reasonable expenses incurred in connection with this Amendment and the transactions contemplated hereby.

      5. Ratification. Each of the Borrowers hereby ratify, assume, adopt and agree to be bound by the Financing Agreements and agree to pay all of the Obligations arising thereunder in accordance with the terms of the Financing Agreements. Except as expressly set forth herein, the Loan Agreement and the other Financing Agreements are not modified hereby and each shall remain in full force and effect in accordance with the respective provisions thereof on the date hereof, and the Loan Agreement and the other Financing Agreements are each in all respects ratified and affirmed. Lender's agreements herein shall not be construed to require Lender to make any amendment to the Loan Agreement or any other Financing Agreements, on any other occasion, regardless of the similarity of circumstances. The amendments contained herein shall not be construed to limit or waive any of Lender's rights and remedies under the Financing Agreements with respect to any Event of Default occurring hereafter or any currently existing Event of Default not expressly waived herein.

      6. Representations and Warranties. Without limiting any other provision of this Amendment, and as an inducement to Lender to enter into this Amendment, (a) each of the Borrowers hereby: (i) represents, warrants and agrees that the Loan Agreement, this Amendment and the other Financing Agreements to which it is a party, after giving effect to all amendments and agreements contained herein, constitute its valid and binding obligations, enforceable against it in accordance with their respective terms, without defenses, offsets or counterclaims; and (ii) represents and warrants that (A) each of the representations and warranties of such Borrower or Guarantor set forth in the Loan Agreement and the other Financing Agreements is true and correct in all material respects, as of the date hereof; and (B) after giving effect to this Amendment, there exists no Event of Default or event or condition which, with the giving of notice or the passage of time or both, would constitute an Event of Default, and (b) Paratrans of NYC represents, warrants and agrees that: (i) it is a corporation duly organized and in existence and good standing under the laws of the state of its incorporation, and is duly qualified or registered as a foreign corporation and in good standing in all other jurisdictions where the nature and extent of the business transacted by it or its ownership of property makes such qualification


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or registration necessary; and (ii) the execution, delivery and performance of this Amendment and the other Financing Agreements to which it is a party, and all borrowings or guarantees contemplated hereby and thereby, after giving effect to all amendments and agreements contained herein, are within its power, have been duly authorized by all necessary corporate or other action and are not in contravention of the terms of any of its articles of incorporation, by- laws or other organizational documentation or any law, regulation, decree, order, judgement, indenture, agreement or undertaking to which it is a party or by which it or any of its property is bound.

      7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of State of New York, without giving effect to any conflicts of laws provisions of such State that would require the application of the laws of a different jurisdiction.

      8. Headings. The headings indicated herein are inserted for convenience only and shall not be considered a part this Amendment, nor in any way limit the construction or interpretation of this Amendment.

      9. Amendments and Waivers. Neither this Amendment nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

      10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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      IN WITNESS WHEREOF, Lender and each of the Borrowers have caused these presents to be duly executed as of the day and year first above written.

LENDER                                  BORROWERS

CONGRESS FINANCIAL CORPORATION          ATLANTIC EXPRESS
                                          TRANSPORTATION CORP.
                                        AMBOY BUS CO., INC.
By:    /s/ Herb Korn                      ATLANTIC-CHITTENANGO REAL
       ---------------------------        PROPERTY CORP.
                                        ATLANTIC-CONN. TRANSIT, INC.
Title: Vice President                   ATLANTIC EXPRESS COACHWAYS,
       ---------------------------        INC.
                                        ATLANTIC-HUDSON, INC.
                                        ATLANTIC MEDFORD INC.

Address:                                ATLANTIC PARATRANS, INC.
--------                                ATLANTIC PARATRANS OF
1133 Avenue of the Americas               KENTUCKY, INC.
New York, New York 10036                BLOCK 7932, INC.
                                        ATLANTIC EXPRESS OF MISSOURI
                                          INC.
                                        ATLANTIC EXPRESS OF
                                          PENNSYLVANIA, INC.
                                        BROOKFIELD TRANSIT, INC.
                                        COURTESY BUS CO., INC.
                                        GVD LEASING, INC.
                                        180 JAMAICA CORP.
                                        K. CORR, INC.
                                        JERSEY BUSINESS LAND CO., INC.
                                        MERIT TRANSPORTATION, CORP.
                                        METRO AFFILIATES, INC.
                                        METROPOLITAN ESCORT SERVICE,
                                          INC.
                                        MIDWAY LEASING, INC.
                                        RAYBERN BUS SERVICE, INC.
                                        RAYBERN CAPITAL CORP.
                                        RAYBERN EQUITY CORP.
                                        STATEN ISLAND BUS, INC.
                                        ATLANTIC EXPRESS OF L.A., INC.
                                        CENTRAL NEW YORK COACH SALES
                                          AND SERVICE, INC.
                                        JERSEY BUS SALES, INC.


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                                        ATLANTIC PARATRANS OF
                                          COLORADO, INC.
                                        ATLANTIC PARATRANS OF
                                          PENNSYLVANIA, INC.
                                        ATLANTIC EXPRESS OF
                                          NEW JERSEY, INC.
                                        ATLANTIC PARATRANS OF
                                          ARIZONA, INC.
                                        TEMPORARY TRANSIT SERVICE,
                                          INC.
                                        201 WEST SOTELLO REALTY, INC.
                                        ATLANTIC TRANSIT, CORP.
                                        AIRPORT SERVICES, INC.
                                        ATLANTIC EXPRESS NEW ENGLAND,
                                          INC.
                                        ATLANTIC EXPRESS OF
                                          CALIFORNIA, INC.
                                        ATLANTIC EXPRESS OF
                                          ILLINOIS, INC.
                                        ATLANTIC EXPRESS OF
                                          SOUTH CAROLINA, INC.
                                        FIORE BUS SERVICE, INC.
                                        GROOM TRANSPORTATION, INC.
                                        JAMES MCCARTY LIMO SERVICE,
                                          INC.
                                        MCINTIRE TRANSPORTATION, INC.
                                        MOUNTAIN TRANSIT, INC.
                                        R. FIORE BUS SERVICE, INC.
                                        ROBERT L. MCCARTHY & SON, INC.
                                        T-NT BUS SERVICE, INC.
                                        TRANSCOMM, INC.
                                        WINSALE, INC.
                                        WRIGHTHOLM BUS LINE, INC.
                                        ATLANTIC PARATRANS OF NYC, INC.

                                        By:    /s/ Alan Rubinfeld
                                               ---------------------------------
                                        Title: Chief Financial Officer of each
                                               of the Companies Listed above

                                        Chief Executive Office
                                        7 North Street
                                        Staten Island, New York 10302


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